UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 27, 2018

TSR, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-8656	13-2635899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oser Avenue, Suite 150, Hauppauge, NY	11788
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 231-0333

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2018, the Board of Directors (the “Board”) of TSR, Inc. (the “Company”) voted in favor of increasing the number of directors constituting the full Board from five (5) to seven (7) and to apportion the new directorships to Class II and Class III directorships. In addition, the Board approved the appointment of Joseph Pennacchio as a Class II member of the Board for a term to expire upon the expiration of the term of Class II directors in 2020 or until his successor is elected and qualifies and the appointment of William Kelly as a Class III member of the Board for a term to expire upon the expiration of the term of Class III directors in 2019 or until his successor is elected and qualifies. Mr. Kelly was also appointed by the Board to the Audit, Compensation, Nominating and Special Committees of the Board. The Nominating Committee of the Board recommended Mr. Pennacchio’s appointment as a member of the Board. The Nominating Committee of the Board recommended Mr. Kelly’s appointment as a member of the Board and as a member of the Audit, Compensation, Nominating and Special Committees of the Board.

Joseph Pennacchio is a retired executive with background and experience in managing large corporate enterprises in the retail industry, including in connection with various merger and acquisition transactions. Mr. Pennacchio, who is the brother-in-law of the Company’s Chair and Chief Executive Officer, Christopher Hughes, does not qualify as an “Independent Director” under the NASDAQ Listing Rules.

William Kelly is an executive in the information technology industry. The Board believes that Mr. Kelly qualifies as an “Independent Director” under the NASDAQ Listing Rules.

The Company’s Board remains comprised of a majority of independent directors in compliance with the NASDAQ Listing Rules after giving effect to the appointment of Messrs. Pennacchio and Kelly to the Company’s Board. The Company remains in compliance with the independence requirements set forth in the NASDAQ Listing Rules applicable to audit committees after giving effect to the appointment of Mr. Kelly as a member of the Company’s Audit Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TSR, INC.
(Registrant)

By:	/s/ John G. Sharkey
John G. Sharkey Vice President-Finance, Controller and Secretary

Date: July 30, 2018

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